NUVEEN CALIFORNIA MUNICIPAL BOND FUND 2

SUPPLEMENT DATED NOVEMBER 18, 2011

TO THE SUMMARY PROSPECTUS DATED JUNE 30, 2011

Proposed Reorganization of

Nuveen California Municipal Bond Fund 2 and Nuveen California Tax Free Fund into Nuveen California Municipal Bond Fund

The Board of Trustees/Directors of Nuveen Multistate Trust II (“NMT II”) and Nuveen Investment Funds, Inc. (“NIF”) has approved the reorganization of Nuveen California Municipal Bond Fund 2 (“California Municipal Bond Fund 2”), a series of the NMT II, and Nuveen California Tax Free Fund (“California Tax Free Fund”), as series of NIF, into Nuveen California Municipal Bond Fund (the “Acquiring Fund”), a series of NMT II. California Municipal Bond Fund 2 and California Tax Free Fund are referred to together as the “Acquired Funds.” In order for the reorganization to occur for California Municipal Bond Fund 2, it must be approved by the shareholders of that fund. There is no requirement that shareholders of both California Municipal Bond Fund 2 and California Tax Free Fund approve the reorganization. Therefore, it is possible that the reorganization could occur between the Acquiring Fund and only one of the Acquired Funds.

If California Municipal Bond Fund 2’s shareholders approve the reorganization, California Municipal Bond Fund 2 will transfer all of its assets and liabilities to the Acquiring Fund in exchange for Acquiring Fund shares of equal value. These Acquiring Fund shares will then be distributed to California Municipal Bond Fund 2 shareholders and California Municipal Bond Fund 2 will be terminated. As a result of these transactions, California Municipal Bond Fund 2 shareholders will become shareholders of the Acquiring Fund and will cease to be shareholders of California Municipal Bond Fund 2. Each California Municipal Bond Fund 2 shareholder will receive Acquiring Fund shares with a total value equal to the total value of that shareholder’s California Municipal Bond Fund 2 shares immediately prior to the closing of the reorganization.

A special meeting of California Municipal Bond Fund 2’s shareholders for the purpose of voting on the reorganization is expected to be held in mid-to-late March 2012. If the required approval is obtained, it is anticipated that the reorganization will be consummated shortly after the special shareholder meeting. Further information regarding the proposed reorganization will be contained in proxy materials that are expected to be sent to shareholders of California Municipal Bond Fund 2 in mid-February 2012.

California Municipal Bond Fund 2 will continue sales and redemptions of its shares as described in the prospectus until shortly before its reorganization. However, holders of shares purchased after the record date set for California Municipal Bond Fund 2’s special meeting of shareholders will not be entitled to vote those shares at the special meeting.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-CA2S-1111P